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Exhibit 24

POWER OF ATTORNEY

        The undersigned director and/or officer of Gander Mountain Company, a Minnesota corporation, does hereby make, constitute and appoint Mark R. Baker and Dennis M. Lindahl, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, including any Registration Statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of shares of Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 27th day of January, 2004.

/s/ MARK R. BAKER Mark R. Baker Chief Executive Officer and President (Principal Executive Officer)

POWER OF ATTORNEY

        The undersigned director and/or officer of Gander Mountain Company, a Minnesota corporation, does hereby make, constitute and appoint Mark R. Baker and Dennis M. Lindahl, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, including any Registration Statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of shares of Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 27th day of January, 2004.

/s/ DENNIS M. LINDAHL Dennis M. Lindahl Executive Vice President, Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)

POWER OF ATTORNEY

        The undersigned director and/or officer of Gander Mountain Company, a Minnesota corporation, does hereby make, constitute and appoint Mark R. Baker and Dennis M. Lindahl, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, including any Registration Statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of shares of Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 27th day of January, 2004.

/s/ DONOVAN A. ERICKSON Donovan A. Erickson Director

POWER OF ATTORNEY

        The undersigned director and/or officer of Gander Mountain Company, a Minnesota corporation, does hereby make, constitute and appoint Mark R. Baker and Dennis M. Lindahl, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, including any Registration Statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of shares of Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 27th day of January, 2004.

/s/ GERALD A. ERICKSON Gerald A. Erickson Director

POWER OF ATTORNEY

        The undersigned director and/or officer of Gander Mountain Company, a Minnesota corporation, does hereby make, constitute and appoint Mark R. Baker and Dennis M. Lindahl, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, including any Registration Statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of shares of Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 27th day of January, 2004.

/s/ NEAL D. ERICKSON Neal D. Erickson Director

POWER OF ATTORNEY

        The undersigned director and/or officer of Gander Mountain Company, a Minnesota corporation, does hereby make, constitute and appoint Mark R. Baker and Dennis M. Lindahl, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, including any Registration Statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of shares of Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 27th day of January, 2004.

/s/ RICHARD A. ERICKSON Richard A. Erickson Director

POWER OF ATTORNEY

        The undersigned director and/or officer of Gander Mountain Company, a Minnesota corporation, does hereby make, constitute and appoint Mark R. Baker and Dennis M. Lindahl, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, including any Registration Statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of shares of Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 27th day of January, 2004.

/s/ RONALD A. ERICKSON Ronald A. Erickson Director

POWER OF ATTORNEY

        The undersigned director and/or officer of Gander Mountain Company, a Minnesota corporation, does hereby make, constitute and appoint Mark R. Baker and Dennis M. Lindahl, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, including any Registration Statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of shares of Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 27th day of January, 2004.

/s/ MARJORIE J. PIHL Marjorie J. Pihl Director

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POWER OF ATTORNEY